AMENDMENT TO MASTER CUSTODIAN AGREEMENT

This Amendment, effective as of May 12, 2021 (the “Amendment”), is entered into by and among each management investment company identified on Appendix A hereto, severally and not jointly (each such investment, shall hereinafter be referred to as the "Fund''), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the "Custodian").
WHEREAS, the Custodian and the Fund entered into a Master Custodian Agreement dated as of July 29, 2011 (the “Agreement”); and
WHEREAS, the parties hereto wish to amend the Agreement as set forth below.
NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:
1.Appendix A to the Master Custodian Agreement is hereby deleted in its entirety and replaced with the Appendix A attached hereto as Exhibit A.
2.The Customer hereby confirms, as of the date set forth above, its representations and warranties set forth in the Agreement.
3.The Custodian and the Customer hereby agree to be bound by all of the terms, provisions, covenants, and obligations set forth in the Agreement.
4.Except as specifically amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect.
5.This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument.

Information Classification: Limited Access

Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.
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Information Classification: Limited Access

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed in its name and on its behalf by a duly authorized officer as of the date set forth above.

EACH OF THE ENTITIES LISTED ON EXHIBIT A ATTACHED HERETO

By: /s/ Otis H. Cowan

Name: Otis H. Cowan

Title: Vice President

STATE STREET BANK AND TRUST COMPANY

By: /s/ Michael A. Foutes
Name: Michael A. Foutes
Title:    Managing Director
Information Classification: Limited Access

EXHIBIT A

SCHEDULE A TO
CUSTODIAN AGREEMENT

American Century Asset Allocation Portfolios, Inc. - One Choice 2025 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice 2030 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice 2035 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice 2040 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice 2045 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice 2050 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice 2055 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice 2060 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice 2065 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice In Retirement Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice Blend+ 2015 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice Blend+ 2020 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice Blend+ 2025 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice Blend+ 2030 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice Blend+ 2035 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice Blend+ 2040 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice Blend+ 2045 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice Blend+ 2050 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice Blend+ 2055 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice Blend+ 2060 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice Blend+ 2065 Portfolio
American Century Asset Allocation Portfolios, Inc. - One Choice Portfolio: Very Aggressive
American Century Asset Allocation Portfolios, Inc. - One Choice Portfolio: Aggressive
American Century Asset Allocation Portfolios, Inc. - One Choice Portfolio: Moderate
American Century Asset Allocation Portfolios, Inc. - One Choice Portfolio: Conservative
American Century Asset Allocation Portfolios, Inc. - One Choice Portfolio: Very Conservative
American Century California Tax-Free and Municipal Funds - California High-Yield Municipal Fund
American Century California Tax-Free and Municipal Funds - California Intermediate-Term Tax-Free Bond
American Century California Tax-Free and Municipal Funds - California Tax-Free Money Market Fund
American Century Capital Portfolios, Inc. - AC Alternatives Market Neutral Value Fund
American Century Capital Portfolios, Inc. - Equity Income Fund
American Century Capital Portfolios, Inc. – Focused Large Cap Value Fund
American Century Capital Portfolios, Inc. - Global Real Estate
American Century Capital Portfolios, Inc. - Mid Cap Value Fund
American Century Capital Portfolios, Inc. - NT Global Real Estate Fund
American Century Capital Portfolios, Inc. - NT Focused Large Cap Value Fund
American Century Capital Portfolios, Inc. - NT Mid Cap Value Fund
American Century Capital Portfolios, Inc. - Real Estate Fund
American Century Capital Portfolios, Inc. - Small Cap Value Fund
American Century Capital Portfolios, Inc. - Value Fund
American Century ETF Trust - American Century Diversified Corporate Bond ETF
American Century ETF Trust - American Century Diversified Municipal Bond ETF
American Century ETF Trust - American Century Emerging Markets Bond ETF
American Century ETF Trust - American Century Focused Dynamic Growth ETF
American Century ETF Trust - American Century Focused Large Cap Value ETF
American Century ETF Trust - American Century Low Volatility ETF
American Century ETF Trust - American Century Mid Cap Growth Impact ETF
American Century ETF Trust - American Century Multisector Income ETF
American Century ETF Trust - American Century Quality Convertible Securities ETF
American Century ETF Trust - American Century Quality Diversified International ETF
American Century ETF Trust - American Century Quality Preferred ETF
American Century ETF Trust - American Century STOXX U.S. Quality Growth ETF
American Century ETF Trust - American Century STOXX U.S. Quality Value ETF
American Century ETF Trust - American Century Sustainable Equity ETF
American Century ETF Trust - American Century Sustainable Growth ETF
American Century ETF Trust - Avantis Core Fixed Income ETF
American Century ETF Trust - Avantis Core Municipal Fixed Income ETF
American Century ETF Trust - Avantis Emerging Markets Equity ETF
American Century ETF Trust - Avantis International Equity ETF
American Century ETF Trust - Avantis International Small Cap Value ETF
American Century ETF Trust – Avantis Short-Term Fixed Income ETF
American Century ETF Trust - Avantis U.S. Equity ETF
Information Classification: Limited Access

American Century ETF Trust - Avantis U.S. Small Cap Value ETF
American Century ETF Trust - Avantis Core Fixed Income Fund
American Century ETF Trust - Avantis Core Municipal Fixed Income Fund
American Century ETF Trust - Avantis Emerging Markets Equity Fund
American Century ETF Trust - Avantis International Equity Fund
American Century ETF Trust - Avantis International Small Cap Value Fund
American Century ETF Trust – Avantis Short-Term Fixed Income Fund
American Century ETF Trust - Avantis U.S. Equity Fund
American Century ETF Trust - Avantis U.S. Small Cap Value Fund
American Century Government Income Trust – Capital Preservation Fund
American Century Government Income Trust – Ginnie Mae Fund
American Century Government Income Trust – Government Bond Fund
American Century Government Income Trust – Inflation-Adjusted Bond Fund
American Century Government Income Trust – Short-Term Government Fund
American Century Growth Funds, Inc. – Focused Dynamic Growth Fund
American Century International Bond Funds – Emerging Markets Debt Fund
American Century International Bond Funds – Global Bond Fund
American Century International Bond Funds – International Bond Fund
American Century Investment Trust - Core Plus Fund
American Century Investment Trust - Diversified Bond Fund
American Century Investment Trust – High Income Fund
American Century Investment Trust – High-Yield Fund
American Century Investment Trust – NT Diversified Bond Fund
American Century Investment Trust – NT High Income Fund
American Century Investment Trust – Prime Money Market Fund
American Century Investment Trust – Short Duration Fund
American Century Investment Trust – Short Duration Inflation Protection Bond Fund
American Century Investment Trust – Short Duration Strategic Income Fund
American Century Investment Trust – Strategic Income Fund
American Century Investment Trust – U.S. Government Money Market Fund
American Century Municipal Trust - High-Yield Municipal Fund
American Century Municipal Trust - Intermediate-Term Tax-Free Bond Fund
American Century Municipal Trust - Managed Account Shares Series CA Fund
American Century Municipal Trust - Managed Account Shares Series N Fund
American Century Municipal Trust - Tax-Free Money Market Fund
American Century Mutual Funds, Inc. - Balanced Fund
American Century Mutual Funds, Inc. - Growth Fund
American Century Mutual Funds, Inc. - Heritage Fund
American Century Mutual Funds, Inc. - NT Growth Fund
American Century Mutual Funds, Inc. - NT Heritage Fund
American Century Mutual Funds, Inc. - Select Fund
American Century Mutual Funds, Inc. - Small Cap Growth Fund
American Century Mutual Funds, Inc. - Sustainable Equity Fund
American Century Mutual Funds, Inc. - Ultra Fund
American Century Quantitative Equity Funds, Inc. – Disciplined Core Value Fund
American Century Quantitative Equity Funds, Inc. - Disciplined Growth Fund
American Century Quantitative Equity Funds, Inc. - Equity Growth Fund
American Century Quantitative Equity Funds, Inc. - Global Gold Fund
American Century Quantitative Equity Funds, Inc. - NT Disciplined Growth Fund
American Century Quantitative Equity Funds, Inc. - NT Equity Growth Fund
American Century Quantitative Equity Funds, Inc. - Small Company Fund
American Century Quantitative Equity Funds, Inc. - Utilities Fund
American Century Strategic Asset Allocations, Inc. - Strategic Allocation: Aggressive Fund
American Century Strategic Asset Allocations, Inc. - Strategic Allocation: Conservative Fund
American Century Strategic Asset Allocations, Inc. - Strategic Allocation: Moderate Fund
American Century Target Maturities Trust - Zero Coupon 2025 Fund
American Century Variable Portfolios, Inc. - VP Balanced Fund
American Century Variable Portfolios, Inc. - VP Capital Appreciation Fund
American Century Variable Portfolios, Inc. - VP Disciplined Core Value Fund
American Century Variable Portfolios, Inc. - VP Growth Fund
American Century Variable Portfolios, Inc. - VP International Fund
American Century Variable Portfolios, Inc. - VP Large Company Value Fund
American Century Variable Portfolios, Inc. - VP Mid Cap Value Fund
American Century Variable Portfolios, Inc. - VP Ultra Fund
American Century Variable Portfolios, Inc. - VP Value Fund
American Century Variable Portfolios II, Inc. - VP Inflation Protection Fund
American Century World Mutual Funds, Inc. - Emerging Markets Fund
American Century World Mutual Funds, Inc. - Emerging Markets Small Cap Fund
American Century World Mutual Funds, Inc. - Focused Global Growth Fund

American Century World Mutual Funds, Inc. - Focused International Growth Fund
American Century World Mutual Funds, Inc. - Global Small Cap Fund
American Century World Mutual Funds, Inc. - International Growth Fund
American Century World Mutual Funds, Inc. - International Opportunities Fund
American Century World Mutual Funds, Inc. - International Value Fund
American Century World Mutual Funds, Inc. - NT Emerging Markets Fund
American Century World Mutual Funds, Inc. - NT International Growth Fund
American Century World Mutual Funds, Inc. - NT International Small-Mid Cap Fund
American Century World Mutual Funds, Inc. - NT International Value Fund
American Century World Mutual Funds, Inc. - NT Non-U.S. Intrinsic Value Fund

Information Classification: Limited Access